Certification Required Under Section 906
EX-32.1

Certification Required Under Section 906 of Sarbanes-Oxley Act of 2002
In connection with the filing of the quarterly report of Ambient Corporation (the ‘Registrant") on Form 10-QSB for the quarter ended June 30, 2006 (the "Report") the undersigned hereby certifies, to such officer’s knowledge, that:
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended ; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: August 11, 2006

	By:	/s/ John J. Joyce
JOHN J. JOYCE
CHIEF EXECUTIVE OFFICER(PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER